KOMATSU FINANCIAL

SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

ACCOUNT NO.

Subject to the Terms and Conditions herein contained, the seller hereby agrees to sell,and the Buyer having been quoted and offered both a cash sale price, payable immediately or within a limited number of days,and a contract time price which permits the Buyer to purchase the property now but pay in installments over an extended period of time, hereby agrees to buy, the following described property ("property") on a contract time price basis set forth below. The Contract time price is more than the cash sale price because it includes charges by the Seller to compensate the Seller for having to wait a period of time before collecting its full purchase price and for taking a risk in waiting such period of time. The property is to be used only for commercial or business purposes, includes all accessories and attachments, and shall,except as permitted by Paragraph 7 on page 4 hereof,be located at Buyer's Address set forth immediately below.

Seller'sInformat   on

H & E EQUIPMENT SERVICES, INC.                                                             Quote No. 52942

7500 PECUE LANE BATON ROUGE, LA 70809

Buyer's Information

KMHVC, INC.                                                                           Physical Location             710 N Post Oak Rd

710 N Post Oak Rd.                                                                                                           HOUSTON, TX 77024

HOUSTON, TX 77024

                                                                                                   County:                        HARRIS

County                    HARRIS

Telephone:            361-319-5550                                           State Charter Number: 0800415407

                                                                                               State of Registration:   TX

                                                                                               Tax ID:                         201622548

Make	Model		Property Description Description	SerialNo.	Price
Allmand	Light Tower	Other		0777PR 02V14	$14,458.62
Allmand	Light Tower	Other		0778PR02V14	$14,458.62
Allmand	Light Tower	Other		0779PR02V14	$14,458.62
Allmand	Light Tower	Other		0780PR02V14	$14,458.62
Allmand	Light Tower	Other		0781PR02V14	$14,458.62

Trade-In Description

Description

Serial No.

Allowance

Amt. Owed

Net Trade

Schedu e of Payments	Statement of Transact on

BUYER AGREES TO PAY SELLER, OR IF THIS CONTRACT IS ASSIGNED,TO ASSIGNEE OF SELLER, THE 'TOTAL OF PAYMENTS' (ITEM

10) IN ACCORDANCE WITH THE FOLLOWING SCHEDULE. PAYMENTS IN NUMBER AND AMOUNT ARE DUE EACH SUCCESSIVE MONTH ON THE SAME DAY AS THE START ING DATE, OR AS INDICATED BELOW.

Payments      Start Date       End Date

Payment

Total

12                05/18/2014       04/18/2015

$5,495.06     $65,940.72

12

$65,940.72

1.

Sales Price

2.

Delivery,Installation, Repair

$0.0C (or other Service Charges)

3. Sales Tax

$5,964.18

4.

. Cash Price (1+2+3)

5.

a. Cash Down Payment

$15,751.46 b.Net Trade In

$0.00

c.   essInsurance

$0.00

Total Down Payment (5a+5b-5c) 6. Net Cash Price (4-5)

7.

a. Lien & Filing Fees

$0.00

[b].Other Fees

$500.00

Total Other Charges

8.

Amount Financed (6 + 7)

9.

Finance Charge (8.49%)

10.

Total of Payments (8 + 9)

		$72,293.10 $78,257.28 $15,751.46 $62,505.82 $500.00 $63,005.82 $2,934.90 $65 ,940.72
	11. TotalTime Price (4 + 7 + 9)	$81,692.18

Date finance charge begins to accrue (if different than contract date)

KF524R

Page 1of S

ORIGINAL FOR SELLER (IF ASSIGNED, FOR KOMATSU FINANCIAL LIMITED PARTNERSHIP)

BuyQr'sInitials

KOMATSU FINANCIAL

SECURITY AGREEMENT

CONDITIONAL SALES CONTRACT

ACCOUNT NO.

Insurance Coverage

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERSIS  NOT INCLUDEDlN THlS  AGREEMENT.

Physical Damage Insurance Covering The Property Is Required.

BUYER HAS OBTAINED INSURANCE THROUGH THE INSURANCE AGENCY LISTED BELOW OR ON FORM KF543R, SUBMJITED WITH THIS CONTRACT.

I nsurance Agency

Contact: Phone#

Buyer Place of Business and Other BuyerInformation

IF BUYER'S ACTUAL CHIEF PLACE OF BUSINESS (CHIEF EXECUTIVE OFFICE IF MORE THAN ONE PLACE OF BUSINESS) IS IN A STATE OTHER THAN STATE WHERE THE PROPERTY IS LOCATED {AS SET FORTH ON PAGE 1), SPECIFY ACTUAL CHIEF PLACE OF BUSINESS.

Physical Location:

BUYER DOES NOT HAVE PLACES OF BUSINESS IN MORE THAN ONE COUNTY IN THE STATE WHERE PROPERTY IS LOCATED.

THIS SALE IS CONTINGENT UPON FINANCING ON TERMS WHICH ARE SATISFACTORY TO THE PARTIES.

IF DATE OF DELIVERY IS DIFFERENT THAN EFFECTIVE DATE SHOWN BELOW,SHOW ACTUAL DELIVERY DATE:

Partner Names and Addresses (If applicable)

Address

Delinquency Charge: After maturity, each ins allment shall bear charges at the highest rate permitted by law, but not to exceed 1.5% per month. Buyer also agrs \o pay allexpenses, includ ng reasonable atl.ome'js' ees,i11Curredin the colection arm enfocement,by suit or o'.heiwise, c1any amount payable under this contract.

Security Interest: In order to secure payment of the indebtedness contained herein or incurred hereunder, Seller hereby retains, and Buyer hereby grants, a purchase money security interest under the Uniform Commercial Code in and to the above described property sold hereunder, together with all replacements, substitutions, additions, attachments, repairs, accessions and proceeds, including amounts payable under any insurance policies with respect thereto. Buyer hereby author zes Seller to file one or more financing statements and/or a carbon or reproduction of this contract as a financing statement. Buyer hereby authorizes Seller or its agent or assigns to sign and execute on its behalf any and all necessary UCC-1 forms to perfect the security interest herein granted to Seller.

Location of Property: Buyer and Seller agree that regardless of the manner of affixation, the property shall remain personal property and not become part of the real estate. Except as permitted by Paragraph 7, Buyer agrees to keep the property at the location set forth herein,and will notify Seller promptly in writing al any changein thelocat on o'f  the pmperty within such S ate, but w\11not remo'\le the property from such S ate without the prior written consent of Seller (except that in the State of Pennsylvania, the property will not be moved from the above location without such prior written consent).

ENTIRE AGREEMENT: BUYER agrees that this contract including the ADDITIONAL TERMS ANO CONDITIONS PRINTED ON Page 3-5 hereof,which he has read and to which he agrees,contains :he entire agreement relating to the conditionalsale of the property and supersedes all previous contracts and agreements between Buyer and Seller relating to the order or sare of the property. This contractis not binding upon Seirer, unress signed by the manager of Seller or owner.

NOTICE TO BUYER: 1. Do not sign this contract before you read it or ifit contains blank spaces. 2. You are entitled to an exact and completely filled-in copy of the contract you sign. 3. Underlaw,you have the following rights, among others: (a) to pay off in advance the full amount due and obtain a partial refund of any unearned finance charge; (b) to redeem the property if repossessed for a default; and (c) to require, under certain conditions, a resale of the property if repossessed. 4. If you desire to pay off in advance the full amount due, the amount of the refund you are entitled to,if any, will be furnished upon request.5. Keep this contract to protect your legal rights.

BUYER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS CONTRACT SIGNED BY SELLER

Buyer: KMHVC, INC.	Matthew Flemming	Effective Contract Date: 04/18/2014
	Title CEO Title:	Salesman's Signature:
Signature For Seller Approval:

KF524R

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ORIGINAL FOR SELLER (IF ASSIGNED, FOR KOMATSU FINANCIAL LIMITED PARTNERSHIP)

Buyer'sInitials _

_

-·-·-----·-----

KOMATSU FINANCIAL

SECURITY AGREEMENT ·CONDITIONAL SALES CONTRACT

ACCOUNT NO.

Conditional Terms and Conditions:

1.

Assignment by Seller;Waiver of Defenses Against Assignee Holder:

Seller may hold this contract or it may assign it for value to Komatsu Financial Limited Partnership (hereinafter referred to as "KF"). If Seller does in fact assign this contract to KF then after such assignment: a) KF as assignee,shall have all the rights and remedies of Seller hereunder and all of Buyer's agreements, representations and warranties shall be deemed to have been made to KF with the same force and effect as if KF were an original party hereto; b) Seller shall not be KF's agent for any purposes; c) Seller shall not have any power or authority to change or modify this contract or any related document or instrument in any way (except any relevant warranty or service agreement whichis exclusively between Seller and Buyer and shall not bind KF or affect any of Buyer's or KF's rights or obligations under this contract); d) Buyer will settle all claims, defenses, set-offs and counterclaims of any nature, it may have against Seller, including but not limited to delivery of property, defects in the property and the like, directly with Seller, and not set up any such claim, defense, set-off or counterclaim against KF.Seller hereby agreeing to remain respons ible therefor.

2.

Waiver of Defenses Acknowledgment;Place of Payment:

Buyer acknowledges that: KF has no knowledge or information as to the condition or suitability for Buyer's pu1pOses of the property, and KF's decision to purchase this contract from Seller, if so offered, will be made in reliance on Buyer's warranties, agreements and covenants herein, including Buyer's express agreement not to assert against KF any claims, defenses, set-offs or counterclaims it may now or in the future have against Seller named on page 1 hereof. If this contract is assigned to KF then after assignment to KF, Buyer will make all payments directly to KF at such places as KF may from time to time designate in writing to Buyer.

3.

Buyer's Warranties and Representations:

Buyer warrants, represents and covenants; a) that Buyer is justly indebted to Seller for the full amount of the foregoing indebtedness ; b) that except for the security interest granted hereby the property is free from and will be kept free from all liens,claims, security interests and encumbrances; c) that no financing statement covering the property or any proceeds is onfile in favor of anyone other than Seller but if such other financing statement is on file,it will be terminated or subordinated; d) that all information supplied and statements made by Buyer in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this contract with respect to this transaction are and shall be true, correct, valid and genuine; e) Buyer has full authority to enter into this contract and in so doing it is not violating any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this contract binding upon it: f) No director. officer or employee of the Company is or has been identified on any of the following documents:(i) the United States Department of Treasury,Office of Foreign Assets Control ("OFAC") list of "Specially Designated Nationals and Blocked Persons" ("SDNs"); (ii) the United States Department of Commerce, Bureau of Industry and Security of "Denied Persons List". "Entity List" or "Unverified List"; (iii) the Directorate of Defense Trade Controls of the United States Department of State "list of Statutorily Debarred Parties" or "list of Administratively Debarred Parties"; (iv) the United Kingdom's "Consolidated List of Financial Sanctions Targets" as maintained by HM Treasury; (v) Canada's "Listed Entities pursuant to the Anti-Terrorism Act, 2001; (vi) the Australian Department of Foreign Affairs and Trade "Consolidated List" (pursuant to the Charter of the United Nations Act 1945 and Charter of the United Nations Terrorism and Dealings with Assets) Regulations 2002, as amended; (vii) the United Nations Security Council "Consolidated List" established and maintained by the 1267 Commitlee; or (viii) European Union Commission "Consolidated list of persons, groups and entities subject to EU financial sanctions". The Company is not and has not been involved in business arrangements or transactions with or involving countries subject to economic or trade sanctions imposed by the United States Government,or with or involving SDNs, in violation of the regulations maintained by OFAC.

4.

Events of Default;Acceleration:

A very important element of this contract is that Buyer make all its payments promptly as agreed upon. Also essentialis that the property continue to be  in good condition and adequate security for the indebtedness. The following are events of default under this contract which will allow Seller to take such action under this Paragraph and under Paragraph 5 as it deems necessary:

(a)

any of Buyer's obligations to Seller under any agreement with Seller is not paid promptly when due:

(b)

Buyer breaches any warranty or provision hereof, or of any other instrument or agreement delivered by Buyer to Seller in connection with this or any other transacrion;

(c)

Buyer dies, becomes insolvent or ceases to do business as a going concern;

(d)

it is determined Buyer has given Seller false Information of a substantialnature regarding its financialcondition;

(e)

any of the property is lost or destroyed;

(f)

a petition in bankruptcy or for arrangement or reorganization be filed by or against Buyer or Buyer admits its inability to pay its debts as they mature;

(g)

property of Buyer be attached or a receiver be appointed for Buyer;

(h)

whenever Seller in good faith believes the prospect of payment or performance is impaired or in good faith believes the property is insec ure;

(i)

any guarantor, surety or endorser for Buyer defaults in any obligation or liability to Seller or any guaranty obtained in connection with this transaction is terminated or breached.

If Buyer shall be in default hereunder, theindebtedness herein described and all other debts then owing by Buyer to Seller under this or any other present or future agreement shall,if Seller shall so elect, become Immediately due and payable.

This accelerationof all indebtedness,if elected by Seller, shall be subject to allapplicable laws.including laws as to rebates and refunds of unearned charges.

KF524R

Page 3 or 5

ORIGINAL FOR SELLER ( FASSIGNED. FOR KOMATSU FINANCIAL LIMITED PARTNERSHIP)

Buyer'slnttials

KOMATSU FINANCIAL

SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

ACCOUNT NO.

5.

Seller's Remedies After Default; Consent to Enter Premises:

So long as any obligations are owed by Buyer to Seller hereunder, Seller shall have all the rights and remedies provided by this contract and provided a secured party under the Uniform Commercial Code and any other applicable law. After default by Buyer, Seller's rights and remedies include but are not limited to a number of choices. Buyer acknowledges that if it defaults Seller is justly entiUed to do whatever the law allows to avoid loss to itself and also  to obtain for itself the benefit of the bargain under this contract.

Consequently, Buyer agrees that Seller, among its other rights and remedies, may itself or through its agent enter the premises or upon the land where the property is located and without removing the property render any equipment which is part of the property unusable and/or take possession of the property without notice to anyone or without judicial process of any kind, provided such self-helpis done without breach of the peace (meaning actualor threatened violence to a person at the time of repossession) . In order to afforditself of these and related remedies, Seller must be able to enter the premises orland in or upon which the property is located.

Buyer therefore agrees that Seller by itself or through its agent may without notice to any person and without judicial process of any kind, enter into any premises or upon any land (including access roads and rights of way) owned, leased or otherwise under the real or apparent control of Buyer or any agent of Buyer where the property may be or where Seller bel eves the property may be, and using any reasonable force with respect to the property and any property connected to the property, disassemble, render unusable, disconnect and separate all property from any other property and/or repossess and remove all or any item of the property.

Buyer will not hinder or delay Seller or its agent in any way and will, if requested, assist Seller or its agent in disassembling and/or removing the property. Seller may require Buyer to assemble the property and return it to Seller at a place to be designated by Seller which is reasonably convenient to both parties. Buyer expressly waives all further rights to possession of the property after default and all claims for damages related to such removal. disassembling, entering and/or repossession.The security interest granted hereby shall continue effective irrespective of any retaking and redelivery of the property to Buyer until all amounts secured hereby are fully paid in money.

Unless Buyer otherwise agrees in writing after default and unless the property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Seller will give Buyer reasonable notice of the time and place of any public safe of the property or reasonable notice of the time after which any private sale or other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed,postage prepaid, to the address of Buyer shown herein at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees and other legal expenses. Buyer understands that Seller's rights are cumulative and not alternative and that Buyer will remain fully liable for any deficie ncy remaining after disposition of the property.

6.

Waiver of Defaults; Exclusive Agreement :

Seller may inits sole discretion waive a default or cure a default at Buyer's expense.Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this contract shall bind Seller (after assignment,"Seller". as stated above means "KF") unless in writing signed by Seller. No oral agreement shall be binding.

7.

Buyer's Agreement s:

Buyer agrees; a) to defend at Buyer's own cost any action, proceeding or claim affecting the property; b) to pay reasonable attorneys' fees and other expenses incurred by Seller in enforcingits rights after Buyer's default: c) to pay promptly alltaxes, assessments, license fees and other public or private charges when levied or assessed against the property or this contract and this obilgation shall survive the termination of this contract; d) that if a certificate of title be required or permitted by law, Buyer shall obtain such certificate with respect to the property, showing the security interest of Seller thereon.and in any event do everything necessary or expedient to preserve or perfect the security interest of Seller; e) that Buyer will not misuse, fail to keep in good repair, secrete, or, except as provided in the remaining sentences of this Paragraph 7,without the prior written consent of Seller, and notwithstanding Seller's claim to proceeds, sell, rent, lend, encumber or transfer any of the property; f) that Seller may enter upon Buyer's premises or wherever the property may be located at any reasonable time to inspect the property. Buyer may lease the property in the ordinary course of Buyer's business and, in each instance, only on an arms-length basis upon the terms hereinafter set forth. In the event that Buyer leases the property to an affiliate of Buyer, the lease agreement between Buyer and such affiliate shall provide that suchlease agreement is subordinate to this Contract.

To further secure payment of the indebtedness contained herein or incurred !hereinafter, Buyer agrees to assign and hereby pledges, assigns and grants to Seller a security interest in the following coll ateral (collectively called wAdditionalCo lateral"); allleases of the Property ("Leases"), other chattel paper, accounts, contract rights,documents, instruments and general intangibles, including all guaranties thereof,now existing or hereafter arising with respect to the Property (collectively with the Leases called the "Documents"); all rental payments and other amounts due or to become due under the Documents and all other cash and non-cash proceeds of the Property and the Documents (collectively called "Revenues"); all rights under and benefits of the terms, covenants and provisions of the Documents; and all legal and other remedies available for enforcement of the terms, covenants and provisions of the Documents. No Lease shall reTieve Buyer of any of its obligations to Seller under Contract, and the aforesaid assignment of and security interest granted in the Documents and other Additional Collateralshall not be construed as authorizing Buyer to do anything with the Property other than to lease the same in accordance with the terms of this Contract. Buyer agrees that Seller does not, by this Contract or otherwise, assume any of the obligations of Buyer under any Lease or other Documents. Buyer agrees, upon the request of Seller, from time to time (a) to deliver to Seller any or all Documents and (b) to execute and deliver to Seller any and all further instruments and documents, including, without limitation, separate assignments and financing statements, which Seller deems necessary or desirable to obtain the full benefits of the assignment, rights, interests and powers herein granted.

Buyer hereby grants to Seller the right (in Buyer's name or otherwise, and without affecting Buyer's obligations to Seller) during the continuance of an event of default under Paragraph 4 : to demand, receive, compromise, extend the !Jme of payment of, or give discharge for, any and all Revenues; to endorse any checks or other instruments or orders in connect'1on w'1th the Revenues; and to file any daims or take such actions or institute such proceedings as Seller may deem necessary or advisable to protect Seller's interest. Buyer shall have no authority during the continuance of an event of default under Paragraph 4 to,and will not,during such period of time without Seller's prior written consent, accept collections, repossess, substitute or consent to the return of the Property or modify the terms or provisions of the Documents.

KF524R

ORIGINAL FOR SELLER (IF ASSIGNEO,FOR KOMATSU FINANC1AL LIMITED PARTNERSHIP)

Buyer's   Initials·

·-- ....·---- -·-------

KOMATSU FINANCIAL

SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

ACCOUNT NO.

Buyer agrees, upon the request of Seller, during the continuance of an event of default under Paragraph 4 (i) to notify all obligors under the Documents of the interest of Seller or its assigns, and (ii) to direct all obligors under the Documents to pay all Revenues directly to Seller. Buyer further agrees, upon request of Seller, to fotward promptly to Seller all notices received by Buyer from any of the obligors under the Documents. Buyer agrees and warrants that: if required by Seller,all Leases shall provide that obligors under the Documents shall waive all rights to any defenses, set-offs and counterclaims as against Seller; if required by Seller, eachlessee shallacknowledge and agree (or the Lease shall provide) that lessee's rights to the Property are subject and subordinate to all of the terms of this Contract, including, without limitation, Seller's right to possession of the property after the occurrence of an event of default under this Contract; there are and will be no purchase option or rights of third persons in or to the property or the Additional Collateral, except as approved by Seller in writing; the property is and will remain personal property; and the property and the Additional Collateral are and will be free from all liens and encumbrances other than Seller's. Buyer further agrees that it will notify Seller upon learning of any material damage to or destruction of any of the property. Buyer will not remove the property or permit any lessee of the property to remove the property from those states where Seller has agreed in writing the property may be located. Buyer's chief executive office and principal place of business are at Buyer's address as set forth on pages 1 and/or 2 of this Contract unless otherwise set forth herein, and Buyer agrees to notify Seller promptly of any change of such address(es). Buyer shall cause each lessee of property to permit Seller to visit and inspect the property on such lessee's premises or on any other premises where such lessee has control. Buyer warrants,represents and covenants that (i) Buyer's true and correct legal name is as set forth on page 1 of this Contract and (ii) Buyer will not do any of the following without prior written notice to Seller: change its legal name, merge or consolidate with or into any other entity,change its type of business organization or change the jurisdiction of its organization.

8_ Insurance and Risk of Loss: Liabilityinsurance coverage for bodi y and property damage caused to othersis NOTincluded herein.

All risk of loss of, damage to or destruction of the property shall at all times be on Buyer. Buyer will procure forthwith and maintain fire and theft insurance with extended or combined additional coverage on the property for the full insurable value thereof for the life of this contract plus such other insurance as Seller may specify,and promptly deliver each policy to Seller with a standard long form endorsement attached showing loss payable to Seller or assigns as respective interests may appear. Seller's acceptance of policies in lesser amounts of risks shall not be a waiver of Buyer's foregoing obligation. In the event that the property damage insurance required hereby shall be issued through the Agency as provided in the Insurance Coverage section on the second page of this Contract (such insurance obtained through the Agency, the "Insurance") and any portion of the cash down payment and trade- n equ pment allowance set 1orthin \he rade-lnEqupment Description sect on o! the secorn:I page of this Contract shall be allocated to the payment of the premium for the Insurance indicated in section 5c of the first page of this Contract. Seller agrees that the portion of the Cash and Trade- 1n allowance to be allocated to the payment of the premium on the Insurance shall constitute monies to be paid by Seller on behalf of Buyer to pay such premium. Buyer directs that such portion of such cash down payment and allowance be used by Seller to promptly pay on behalf of Buyer the premium on the Insurance. Buyer acknowledges that (i) Buyer has the option offumishing the insurance required by this Section 8 throughan agent or insurer of Buyer's choice and (i) Seller merely infom1ed Buyer of aninsurance agent whicll dealt withinsurance of the type required by this Contract and aided   Buyer in completing the application form for the Insurance. Buyer agrees that Seller may from time to time communicate directly with the Agency and the insurer with respect to the Insurance. As additional security for the payment of the indebtedness owing by Buyer under this Contract, Buyer hereby grants to Seller a first priority security interest in the Insurance and all rights of Buyer with respect to the Insurance (including,without limitation,the right to cancel theInsurance and all rights to Buyer relating to unearned premiums and dividends which may be payable on or in respect of the Insurance).

Buyer represents, warrants and agrees that it has not heretofore assigned or transferred and will not assign or transfer any or all of its interest in the Insurance, except in favor of Seller. In addition to any and all other rights and remedies available to Seller under this Contract, applicable law or otherwise, upon and after the occurrence of an event of default under this Contract, Buyer agrees that Seller may cancel the Insurance and receive on behalf of Buyer the unearned insurance premium and dividends thereon.Such unearned insurance premium and dividends shall be applied by Seller to the payment of the amounts owing by Buyer to Seller under this Contract (and Buyer so directs that Seller make such application) . Buyer hereby constitutes and appoints Seller as Buyer's attorney-in-fact with full authority upon and after the occurrence of an event of default under this Contract to cancel the Insurance, to receive (and give receipt for) monies payable with respect to the Insurance as a result of such cancellation and to endorse Buyer's name on any check, draft, or other form of payment for all monies that may become due from the Insurer with respect to any such cancellation.

The foregoing power of attorney, being coupled with an interest, is irrevocab le untilall obligations of Buyer under this Contract have been paid in full. Buyer hereby releases Seller ot anylia'offlties, c1a·1ms, demands,obilgat:1ons, costs and expenses now or hereafter incurred by Buyerin any way reiaiing       to the Insurance, except for the failure of Seller to make the payment on theinsurance premium with respect to the Insurance as provided above and except for the gross negligence or willful misconduct of Seller. Seller assumes no liability as an insurer. Buyer acknowledges and agrees that the insurer and the Agency may conclusively rely on the agreements made by the Buyer in this Contract (including, without limitation, the direction of Buyer for Seller to pay on behalf of Buyer all or a portion of the insurance premium on the Insurance, the right of Seller to communicate from time to time directly with the Agency and insurer and the power of attorney herein providedin favor of Seller in order to cancel the Insurance) and shall have no liability to Buyer for relying on this Contract (including, without limitation,with respect to such power of attorney). Buyer acknowledges that neither the insurer nor the Agency shall be required to determine whether an event of default exists under this Contract in order to honor such power of attorney and the insurer and the Agency may conclusively rely onany statement given by Seller with respect to any such cancellation.

9.Miscellaneous:

Buyer waives all exemptions. Seller may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by,or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Buyer acknowledges receipt of a true copy and waives acceptance hereof. "Buyer'' and "Seller" as used in this contract also mean "debtor• and "secured party• respectively and include heirs, executors, or administrators, successors or assigns to those parties. If more than one Buyer executes this contract, their obligations under this contract shall be joint and several. Buyer acknowledges and agrees that the originalcontract shall not be returned to Buyer upon payment in full of all amounts owing under this contract, except as required by applicable law or as agreed to by Seller in its discretion.

KF524R

ORIGINAL FOR SELLER ( FASSIGNED. FOR KOMATSU FINANCIAL LIMITED PARTNERSHIP)

Buyer'slnitia

KOMATSU FINANCIAL

SELLER'S ASSIGNMENT

TO:

KOMATSU FINANCIAL LIMITED PARTNERSHIP

Re:

Security Agreement/Contract between KMHVC, INC. ("Buyer") and undersigned ("Assignor"), dated 04/18/2014 having a present unpaid balance of $65,940.72 covering Light TowerS/N  0777PR02V14 Light TowerS/N 0778PR02V14 Light TowerS/N 0779PR02V14 Light TowerS/N 0780PR02V14 Light TowerS/N  0781PR02V14 (hereinafter referred to as "Agreement").

For value received Assignor hereby sells and assigns to Komatsu Financial Limited Partnership, its successors and assigns ("Assignee"), the Agreement, together with all of Assignor's right, title and interest  in the property covered by and described in the Agreement ("Property"), and all of Assignor's rights and remedies thereunder and under any guaranty or endorsement thereof. including the right  to collect any and all installments due and to become due on the Agreement and to take, in Assignor's or Assignee's name, any and all proceedings Assignor might otherwise take.

Assignor agrees that Assignee may audit its books and records relating to all paper assigned to Assignee and may in Assignor's name endorse all accompanying notes and all remittances received,and Assignor gives express permission to Assignee to release, on terms satisfactory to Assignee, by operation of law or otherwise, or to compromise or adjust any and all rights against and grant extensions of time of payment to the Buyer or any other persons obligated on the Agreement or on any accompanying note or guaranty,without notice to Assignor and without affecting Assignor's liability hereunder. Assignor waives presentment and demand for payment, protest and notice of non-payment and protest as to all paper heretofore, now or hereaf ter endorsed or assigned to Assignee and Assignor subordinates to any rights Assignee may now or hereafter have against the Buyer any rights Assignor may now or hereafter have.

Assignor shall have no authority to,and will not,without Assignee's prior written consent, accept collections, repossess or consent to the return of the Property described in the Agreement or modify the terms of the agreement or of any accompanying note or guaranty. Ass·1gnee's knowledge at any rime of any breach of or noncompY1ance w"ith any of the foregoing shall not constitute any waiver by Assignee. Assignor waives notice of acceptance hereof.

As part of the foregoing instrument , the Assignor's obligations in addition to those stated in the preceding paragraphs are governed by paragraph 1, 2, 3 or 4 as indicated by the box marked X below.

☒ 1. WITHOUT RECOURSE

Assignor further agrees to assign the Agreement without recourse as to the financial ability of the Buyer to pay.

2.

WITH RECOURSE

Subject to the terms and provisions of any applicable underlying agreement between Assigno r and Assignee, Assignor further agrees to guaranty the payment promptly when due of the amount of each and every installment payable under the Agreement and the payment on demand of the entire unpaid balance at the date of default in the event of any default by Buyer under the Agreement, without first requiring Assignee to proceed against Buyer or any other person or any security.

3.

LIMITED REPURCHASE AGREEMENT

Assignor further agrees that if the Buyer fails to pay the first installments of his obligation within 15 days of scheduled maturity as set forth in the Agreement hereby assigned and if any of said installments are not paid within the 15 days and Assignee repossesses the Property described in said Agreement, Assignor will purchase from Assignee the Property for the then unpaid balancein its then cot\d\tion andlocat on.

4.

PARTIAL REPURCHASE AGREEMENT

Assignor further agrees that if Assignee repossesses the Property described in said Agreement the undersigned upon demand will pay to Assignee NaN or purchase the Property from Assignee for the then unpaid balance in its then condition and location.

H & E EQUIPMENT SERV ICES, INC.

(Assignor)

04/ 18/2014                                                                                            By: /s/

(executed)

                                                                                                               Blake Dupuy

                                                                                                               Director of Retail Finance

The above assignment is made subject to the terms and conditions of the financing agreement presently in effect between Assignor and the Assignee,which specifically sets forth all of the rights and obligations of the Assignor and the Assignee with respect to retail contracts, andincorporates wHhout limHation,the representations and warrant"les made by Assignor to Assignee with respect to retail contracts, any accompanying notes, guaranty or other documents relating thereto. Assignor represents to Assignee that (i) the present unpaid balance under the Agreement is correct and (ii) Assignor will comply with all its obligations under the Agreement.

KF521R (11/01)

Page 1of 1

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KOMATSU FINANCIAL

AUTHORIZATION AGREEMENT FOR KOMATSU FINANCIAL LIMITED PARTNERSHIP AUTOPAY

The undersigned hereby authorize(s) KOMATSU FINANCIAL LIMITED  PARTNERSHIP to draw monthly checks or prepare or initiate debits, by paper or electronic entry, covering payments due by the undersigned to KOMATSU FINANCIAL LIMITED PARTNERSHI P for contract/lease monthly installments per the payment schedule on the contract covering the financing of a

Allmand                                                  Light Tower                                                    077PRO2V14

Make                                                           Model                                                         Serial Number

due on the 181hday of each month.

I (we) hereby authorize and request KOMATSU FINANCIAL LIMITED PARTNERSHIP to initiate electronic debit entries or effect a charge by any other commercially accepted practice to my (our) accountindicated below in the financial institution named below (BANK), and I (we} authorize and request BANK to honor the debit entries initiated by KOMATSU FINANCIAL LIMITED PARTNERSHIP and debit the same to such account. BANK'S treatment of each debit shall be the same as if the undersigned has personally directed BANK to pay as indicated and to charge the amount specific to the account of the undersigned. The authority pertains to my (our) KOMATSU FINANCIAL LIMITED PARTNERSHIP account number and the schedule of payments described in the related contract. This autholity is to remainin force and effect unt l the scl'\edu\e of  payments is complete or  until KOMATSU FINANCIAL LIMITED PARTNERSHIP and BANK have received written notification from me (or either of us) of its termination in such time and such manner as to afford KOMATSU FINANCIAL LIMITED PARTNERSHIP and BANK a reasonable opportunity to act on it If a payment is due on a weekend or holiday, KOMATSU FINANCIAL LIMITED PARTNERSHIP will create or initiate a debit entry on the next business day.

PLEASE COMPLETE THIS FORM THOROUGHLY.

Return the signed agreement to Komatsu Financial with a sample check, marked VOID, from the account to be debited or your check from the account to be debited covering the next payment.

MAIL TO:Komatsu Financial, P.O. Box 5050, Rolling Meadows,IL 60008. You will receive an acknowledgement when your authorization has been processed. Thank you.

1. Today's Date 04/18/2014	7.Account Holder (primary)
2. Customer Name KMHVC,INC.	8. Signature /s/
3. Bank Account Number	9. Title CEO
4. Bank Name	10. Addltlona!.Account Holder Name (if applicable)
5. Bank Branch	11. Signature
6.Bank Address	12. Title

1701 W. GOLF ROAD - SUITE 300 • P.O. BOX 5050 • ROLLING MEADOWS, IL 60008 Phone - (847) 437-3330 or (888) 500-6001

Fax - (847) 437-3699

KF558R (1/11)